                               POWER OF ATTORNEY

     The undersigned directors of Borg-Warner Automotive, Inc. (the 'Corporation'), hereby appoint John F. Fiedler, Laurene H. Horiszny and Gaspare
G. Ruggirello as their true and lawful attorneys-in-fact, with full power for and on their behalf to execute, in their names and capacities as directors of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto) relating to the request from certain shareholders for registration under the Securities Act of 1933 pursuant to that certain Registration Rights Agreement dated as of January 27, 1993.

     This Power of Attorney automatically ends upon the termination of Mr. Fiedler's, Ms. Horiszny's and Mr. Ruggirello's service with the Corporation.

     In witness whereof, the undersigned have executed this Power of Attorney on this 27th day of January, 1997.

/s/ JOHN F. FIEDLER                               /s/ DONALD C. TRAUSCHT
---------------------------------------------     ---------------------------------------------
John F. Fiedler                                   Donald C. Trauscht

/s/ ALEXIS P. MICHAS                              /s/ ALBERT J. FITZGIBBONS, III
---------------------------------------------     ---------------------------------------------
Alexis P. Michas                                  Albert J. Fitzgibbons, III

/s/ MATTHIAS B. BOWMAN                            /s/ JAMES J. KERLEY
---------------------------------------------     ---------------------------------------------
Matthias B. Bowman                                James J. Kerley

/s/ IVAN W. GORR                                  /s/ PAUL E. GLASKE
---------------------------------------------     ---------------------------------------------
Ivan W. Gorr                                      Paul E. Glaske

/s/ JERE A. DRUMMOND
---------------------------------------------
Jere A. Drummond

                               POWER OF ATTORNEY

     The undersigned officer of Borg-Warner Automotive, Inc. (the "Corporation"), hereby appoints John F. Fiedler, Laurene H. Horiszny and Gaspare
G. Ruggirello as his true and lawful attorneys-in-fact, with full power for and on his behalf to execute, in his name and capacity as an officer of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto) relating to the request from certain shareholders for registration under the Securities Act of 1933 pursuant to that certain Registration Rights Agreement dated as of January 27, 1993.

     This Power of Attorney automatically ends upon the termination of Mr. Fiedler's, Ms. Horiszny's and Mr. Ruggirello's service with the Corporation.

     In witness whereof, the undersigned has executed this Power of Attorney on this 27th day of January, 1997.

/s/ ROBIN J. ADAMS
--------------------------------------
Robin J. Adams

Vice President and Treasurer

                               POWER OF ATTORNEY

     The undersigned officer of Borg-Warner Automotive, Inc. (the "Corporation"), hereby appoints John F. Fiedler, Laurene H. Horiszny and Gaspare
G. Ruggirello as his true and lawful attorneys-in-fact, with full power for and on his behalf to execute, in his name and capacity as an officer of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto) relating to the request from certain shareholders for registration under the Securities Act of 1933 pursuant to that certain Registration Rights Agreement dated as of January 27, 1993.

     This Power of Attorney automatically ends upon the termination of Mr. Fiedler's, Ms. Horiszny's and Mr. Ruggirello's service with the Corporation.

     In witness whereof, the undersigned has executed this Power of Attorney on this 27th day of January, 1997.

/s/ WILLIAM C. CLINE
--------------------------------------
William C. Cline

Vice President and Controller